Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP ANNOUNCES EARNINGS FOR THE FOURTH

QUARTER AND 2022 FISCAL YEAR

January 27, 2023 – Honesdale, Pennsylvania

James O. Donnelly, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market – NWFL), and its subsidiary Wayne Bank, announced net income for the three months ended December 31, 2022 of $7,140,000 compared to the net income of $6,638,000 earned in the three months ended December 31, 2021. The increase in net income was due primarily to a $736,000 increase in net interest income. For the year ended December 31, 2022, net income totaled $29,233,000, an increase of $4,318,000 from net income of $24,915,000 earned in year ended December 31, 2021. The increase includes a $3,084,000 increase in net interest income and a $3,300,000 reduction in the provision for loan losses.

Earnings per share (fully diluted) were $0.88 and $0.81 for the three-month periods ended December 31, 2022 and 2021, respectively. For the year ended December 31, 2022, earnings per share on a fully diluted basis were $3.58, compared to $3.05 for the year ended December 31, 2021. For the year ended December 31, 2022, the return on average assets was 1.43%, and the return on average equity was 16.11%, compared to 1.24% and 12.35%, respectively, for the year ended December 31, 2021.

Total assets were $2.047 billion as of December 31, 2022. As of December 31, 2022, loans receivable were $1.474 billion, total deposits were $1.728 billion and stockholders’ equity was $167.1 million. The $38.2 million decrease in stockholders’ equity compared to December 31, 2021, includes a $57.1 million decrease in accumulated other comprehensive income due to a decrease in the market value of available for sale securities related to the significant increase in interest rates during 2022.

Loans receivable increased $119.0 million from the year-ended December 31, 2021, including a $90.0 million increase in retail loans and a $28.4 million increase in commercial loans. For the three months and year ended December 31, 2022, net charge-offs totaled $232,000 and $344,000, respectively, compared to $111,000 and $907,000, respectively, for the corresponding periods in 2021.

Net interest income, on a fully taxable equivalent basis (fte), totaled $17,429,000 for the three months ended December 31, 2022, an increase of $758,000 compared to the same period in 2021. For the year ended December 31, 2022, net interest income (fte) totaled $69,164,000, an increase of $3,064,000 compared to 2021, due primarily to the higher volume of earning assets, including a $160.1 million increase in average securities available for sale.

Other income for the three months ended December 31, 2022, totaled $1,926,000 compared to $2,021,000 for the similar period in 2021. Gains on the sale of loans and securities decreased $32,000, while service charges and fees decreased $55,000. All other items of other income decreased $8,000, net. Other income for the year ended December 31, 2022, totaled $9,932,000 compared to $8,361,000 in 2021, an increase of $1,571,000 due primarily to income recognized on previously acquired purchased impaired loans that were carried at a discount. Gains on the sale of loans and investment securities decreased $263,000 in the aggregate, while gains on sales of foreclosed real estate owned increased $391,000.

Other expenses totaled $10,275,000 for the three months ended December 31, 2022, compared to $10,042,000 in the similar period of 2021. For the year ended December 31, 2022, other expenses totaled $41,044,000 compared to $38,614,000 for 2021, an increase of $2,430,000, or 6.3%.

Mr. Donnelly commented, “In 2022, our earnings increased $4.3 million over our previous record year of 2021. Our Return on Average Assets was 1.43%, and our Return on Average Equity was 16.11%. Earnings per share (fully diluted) also improved to $3.58 per share in 2022 from $3.04 per share in 2021. We have continued to grow our core business lines, including an 8.8% increase in loans outstanding, and maintain our strong credit quality metrics, which should bode well for future performance. Our cash dividend of $0.29 per share declared in the fourth quarter of 2022, represents a 3.6% increase over the same period of last year. We appreciate the opportunity to serve our Wayne Bank customers and our customers at the Bank of the Finger Lakes and Bank of Cooperstown locations. We continue to look for opportunities available to us as we service our growing base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and fifteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, “bode”, “future performance” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the risks and uncertainty posed by, and the continued effect and impact of, the COVID-19 pandemic on the economy and the Company’s results of operation and financial condition, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references net interest income on a fully taxable-equivalent basis (fte), which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Fully taxable-equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a fully taxable-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources, and is consistent with industry practice.

The following table reconciles net interest income to net interest income on a fully taxable-equivalent basis:

	Three months ended December 31		Year ended December 31
(dollars in thousands)	2022	2021	2022	2021
Net interest income	$17,232	$16,496	$68,397	$65,313
Tax equivalent basis adjustment using 21% marginal tax rate	197	175	767	787

Net interest income on a fully taxable equivalent basis	$17,429	$16,671	$69,164	$66,100

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following table reconciles average equity to average tangible equity:

	Three months ended December 31,		Year ended December 31,
(dollars in thousands)	2022	2021	2022	2021
Average equity	$162,762	$205,053	$181,499	$201,681
Average goodwill and other Intangibles	(29,582)	(29,683)	(29,618)	(29,738)

Average tangible equity	$133,180	$175,370	$151,881	$171,943

Contact:	William S. Lance
Executive Vice President & Chief Financial Officer
NORWOOD FINANCIAL CORP
570-253-8505
www.waynebank.com

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	December 31
	2022	2021
ASSETS
Cash and due from banks	$28,847	$21,073
Interest-bearing deposits with banks	3,019	185,608

Cash and cash equivalents	31,866	206,681
Securities available for sale	418,927	406,782
Loans receivable	1,473,945	1,354,931
Less: Allowance for loan losses	16,999	16,442

Net loans receivable	1,456,946	1,338,489
Regulatory stock, at cost	5,418	3,927
Bank premises and equipment, net	17,924	17,289
Bank owned life insurance	43,364	40,038
Foreclosed real estate owned	346	1,742
Accrued interest receivable	6,917	5,889
Deferred tax assets, net	23,549	8,791
Goodwill	29,266	29,266
Other intangible assets	306	407
Other assets	12,241	9,203

TOTAL ASSETS	$2,047,070	$2,068,504

LIABILITIES
Deposits:
Non-interest bearing demand	$434,529	$440,652
Interest-bearing	1,293,198	1,316,141

Total deposits	1,727,727	1,756,793
Short-term borrowings	93,215	60,822
Other borrowings	40,000	29,998
Accrued interest payable	2,653	1,203
Other liabilities	16,390	14,426

TOTAL LIABILITIES	1,879,985	1,863,242
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2022: 8,291,401 shares, 2021: 8,266,751 shares	829	827
Surplus	96,897	96,443
Retained earnings	130,020	110,015
Treasury stock, at cost: 2022: 124,650 shares, 2021: 65,328 shares	(3,308)	(1,767)
Accumulated other comprehensive (loss) income	(57,353)	(256)

TOTAL STOCKHOLDERS’ EQUITY	167,085	205,262

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,047,070	$2,068,504

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
INTEREST INCOME
Loans receivable, including fees	$17,810	$16,149	$66,013	$65,257
Securities	2,487	1,612	9,051	5,547
Other	98	92	602	266

Total Interest income	20,395	17,853	75,666	71,070
INTEREST EXPENSE
Deposits	2,772	1,130	6,471	4,757
Short-term borrowings	329	71	524	284
Other borrowings	62	156	274	716

Total Interest expense	3,163	1,357	7,269	5,757

NET INTEREST INCOME	17,232	16,496	68,397	65,313
PROVISION FOR LOAN LOSSES	$300	450	900	4,200

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	16,932	16,046	67,497	61,113
OTHER INCOME
Service charges and fees	1,370	1,425	5,661	5,693
Income from fiduciary activities	210	198	845	748
Net realized gains on sales of securities	3	36	3	92
Gains on sales of loans, net	1	—	3	177
Gains on sales of foreclosed real estate owned	—	—	427	36
Earnings and proceeds on life insurance policies	195	174	1,087	941
Other	147	188	1,906	674

Total other income	1,926	2,021	9,932	8,361
OTHER EXPENSES
Salaries and employee benefits	5,246	4,992	22,071	20,608
Occupancy, furniture and equipment	1,263	1,254	4,967	4,822
Data processing and related operations	917	655	2,948	2,415
Taxes, other than income	239	358	1,013	1,122
Professional fees	383	510	1,719	1,582
FDIC Insurance assessment	144	169	612	681
Foreclosed real estate	7	88	73	151
Amortization of intangibles	23	27	101	123
Other	2,053	1,989	7,540	7,110

Total other expenses	10,275	10,042	41,044	38,614
INCOME BEFORE TAX	8,583	8,025	36,385	30,860
INCOME TAX EXPENSE	1,443	1,387	7,152	5,945

NET INCOME	$7,140	$6,638	$29,233	$24,915

Basic earnings per share	$0.88	$0.81	$3.59	$3.05

Diluted earnings per share	$0.88	$0.81	$3.58	$3.05

NORWOOD FINANCIAL CORP.

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended December 31	2022	2021
Net interest income	$17,232	$16,496
Net income	7,140	6,638
Net interest spread (fully taxable equivalent)	3.30%	3.29%
Net interest margin (fully taxable equivalent)	3.55%	3.39%
Return on average assets	1.40%	1.26%
Return on average equity	17.40%	12.84%
Return on average tangible equity	21.27%	15.02%
Basic earnings per share	$0.88	$0.81
Diluted earnings per share	$0.88	$0.81

For the Twelve Months Ended December 31	2022	2021
Net interest income	$68,397	$65,313
Net income	29,233	24,915
Net interest spread (fully taxable equivalent)	3.38%	3.39%
Net interest margin (fully taxable equivalent)	3.53%	3.50%
Return on average assets	1.43%	1.24%
Return on average equity	16.11%	12.35%
Return on average tangible equity	19.25%	14.49%
Basic earnings per share	$3.59	$3.05
Diluted earnings per share	$3.58	$3.04

As of December 31	2022	2021
Total assets	$2,047,070	$2,068,504
Total loans receivable	1,473,945	1,354,931
Allowance for loan losses	16,999	16,442
Total deposits	1,727,727	1,756,793
Stockholders’ equity	167,085	205,262
Trust assets under management	184,855	195,958
Book value per share	$20.86	$25.24
Tangible book value per share	$17.24	$21.63
Equity to total assets	8.16%	9.92%
Allowance to total loans receivable	1.15%	1.21%
Nonperforming loans to total loans	0.08%	0.05%
Nonperforming assets to total assets	0.07%	0.12%

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	December 31 2022	September 30 2022	June 30 2022	March 31 2022	December 31 2021
ASSETS
Cash and due from banks	$28,847	$23,092	$29,931	$22,394	$21,073
Interest-bearing deposits with banks	3,019	17,785	79,735	143,632	185,608

Cash and cash equivalents	31,866	40,877	109,666	166,026	206,681
Securities available for sale	418,927	427,287	440,877	434,924	406,782
Loans receivable	1,473,945	1,432,288	1,404,317	1,371,645	1,354,931
Less: Allowance for loan losses	16,999	16,931	17,017	16,660	16,442

Net loans receivable	1,456,946	1,415,357	1,387,300	1,354,985	1,338,489
Regulatory stock, at cost	5,418	2,220	2,396	3,423	3,927
Bank owned life insurance	43,364	43,169	43,167	40,215	40,038
Bank premises and equipment, net	17,924	17,427	17,032	17,022	17,289
Foreclosed real estate owned	346	346	346	590	1,742
Goodwill and other intangibles	29,572	29,595	29,619	29,646	29,673
Other assets	42,707	42,592	35,981	30,867	23,883

TOTAL ASSETS	$2,047,070	$2,018,870	$2,066,384	$2,077,698	$2,068,504

LIABILITIES
Deposits:
Non-interest bearing demand	$434,529	$453,560	$442,991	$438,979	$440,652
Interest-bearing deposits	1,293,198	1,315,236	1,356,839	1,342,798	1,316,141

Total deposits	1,727,727	1,768,796	1,799,830	1,781,777	1,756,793
Borrowings	133,215	71,754	74,839	90,466	90,820
Other liabilities	19,043	19,471	17,884	18,649	15,629

TOTAL LIABILITIES	1,879,985	1,860,021	1,892,553	1,890,892	1,863,242
STOCKHOLDERS’ EQUITY	167,085	158,849	173,831	186,806	205,262

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,047,070	$2,018,870	$2,066,384	$2,077,698	$2,068,504

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	December 31 2022	September 30 2022	June 30 2022	March 31 2022	December 31 2021
INTEREST INCOME
Loans receivable, including fees	$17,810	$17,114	$15,714	$15,375	$16,149
Securities	2,487	2,473	2,197	1,894	1,612
Other	98	245	182	78	92

Total interest income	20,395	19,832	18,093	17,347	17,853
INTEREST EXPENSE
Deposits	2,772	1,557	1,083	1,059	1,130
Borrowings	391	105	116	187	227

Total interest expense	3,163	1,662	1,199	1,246	1,357

NET INTEREST INCOME	17,232	18,170	16,894	16,101	16,496
PROVISION FOR LOAN LOSSES	300	—	300	300	450

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	16,932	18,170	16,594	15,801	16,046
OTHER INCOME
Service charges and fees	1,370	1,346	1,475	1,470	1,425
Income from fiduciary activities	210	219	214	202	198
Net realized gains on sales of securities	3	—	—	—	36
Gains on sales of loans, net	1	1	—	—	—
Gains on sales of foreclosed real estate owned	—	—	—	427	—
Earnings and proceeds on life insurance policies	195	267	449	176	174
Other	147	345	351	1,063	188

Total other income	1,926	2,178	2,489	3,338	2,021
OTHER EXPENSES
Salaries and employee benefits	5,246	5,553	5,840	5,431	4,992
Occupancy, furniture and equipment, net	1,263	1,191	1,206	1,307	1,254
Foreclosed real estate	7	4	10	53	88
FDIC insurance assessment	144	143	142	183	169
Other	3,615	3,248	3,274	3,183	3,539

Total other expenses	10,275	10,139	10,472	10,157	10,042
INCOME BEFORE TAX	8,583	10,209	8,611	8,982	8,025
INCOME TAX EXPENSE	1,443	2,100	1,756	1,854	1,387

NET INCOME	$7,140	$8,109	$6,855	$7,128	$6,638

Basic earnings per share	$0.88	$1.00	$0.84	$0.87	$0.81

Diluted earnings per share	$0.88	$1.00	$0.84	$0.87	$0.81

Book Value per share	$20.86	$19.92	$21.65	$22.99	$25.24
Tangible Book Value per share	17.24	16.29	18.02	19.37	21.63
Return on average assets (annualized)	1.40%	1.57%	1.35%	1.39%	1.26%
Return on average equity (annualized)	17.40%	17.93%	15.19%	14.22%	12.84%
Return on average tangible equity (annualized)	21.27%	21.48%	18.16%	16.65%	15.02%
Net interest spread (fte)	3.30%	3.61%	3.40%	3.22%	3.29%
Net interest margin (fte)	3.55%	3.74%	3.49%	3.32%	3.39%
Allowance for loan losses to total loans	1.15%	1.18%	1.21%	1.21%	1.21%
Net charge-offs to average loans (annualized)	0.06%	0.02%	-0.02%	0.02%	0.03%
Nonperforming loans to total loans	0.08%	0.04%	0.04%	0.05%	0.05%
Nonperforming assets to total assets	0.07%	0.05%	0.05%	0.06%	0.12%